UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 15, 2024

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 15, 2024, the Board of Directors of EPAM Systems, Inc. (“EPAM”) approved performance restricted stock unit (“PSU”) awards under the EPAM Systems, Inc. 2015 Long Term Incentive Plan to our named executive officers and certain other members of EPAM’s senior management. The number of PSUs that are actually earned and eligible to vest under the PSU award agreements will be determined as a percentage of the target number, between 50% (subject to threshold performance) and 200% for maximum performance, based on the Company’s level of achievement of certain performance criteria. The performance criteria for the 2024 awards include adjusted revenue growth (weighted at 37.5%), adjusted EPS (weighted at 37.5%) and Relative TSR (weighted at 25%).

The Board of Directors granted awards of PSUs to the named executive officers in the amounts set forth in the table below (the “PSU Awards”):

Name of Named Executive Officer	Target Grant Value	Target PSUs
Arkadiy Dobkin	$4,650,000	15,561
Jason Peterson	$1,500,000	5,020
Balazs Fejes	$1,500,000	5,020
Larry Solomon	$1,000,000	3,346
Viktar Dvorkin	$1,000,000	3,346

The number of PSUs that are actually earned and eligible to vest will be determined as a percentage of the Target PSUs, based on EPAM’s level of achievement of the performance criteria described above that are set by the Compensation Committee of the Board of Directors at the beginning of each year. The PSU award agreement also provides for continued vesting upon certain good leaver events, including death, disability and retirement. The earned PSUs will vest in the first quarter of fiscal year 2027, on the date the Compensation Committee certifies the level of achievement of the performance objectives after the end of the full three-year performance period.

The PSU grants were made under the terms of the Chief Executive Officer Performance Restricted Stock Unit Award Agreement and the Global Executive Officer Performance Restricted Stock Unit Award Agreement. The foregoing description of the PSU Awards and agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, a copy of which are filed as exhibits hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1  Form of Chief Executive Officer Performance Restricted Stock Unit Award Agreement
10.2  Form of Global Executive Officer Performance Restricted Stock Unit Award Agreement
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2024

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary